EXHIBIT 32.2/2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT

TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the Annual Report on Form 10-K of Solis Tek Inc. and Subsidiaries, (the “Company”) for the period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan Lien, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2017

/s/ Alan Lien
Alan Lien
Chief Financial Officer